UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2008

ViroPharma Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

730 Stockton Drive, Exton, Pennsylvania 19341

(Address of principal executive offices, including zip code)

(610) 458-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 7, 2008, the Board of Directors of ViroPharma Incorporated (the “Company”) adopted Amended and Restated By-Laws, effective as of November 7, 2008.

The Amended and Restated By-Laws, among other things:

•

Add new Section 1.8(b) concerning fixing the record date for a special meeting at the request of the stockholders pursuant to the second sentence of Section 1.2 of the By-Laws or entitled to consent to corporate action in writing without a meeting pursuant to Section 1.10 of the By-Laws;

•	Add new Section 1.8(c) which contains additional procedures concerning consent to corporate action in writing without a meeting pursuant to Section 1.10 of the By-Laws;

•	Add new Section 1.11 which contains an advance notice provision for stockholder proposals submitted in connection with a stockholder meeting;

•	Amend Section 2.2 to clarify that vacancies on the Board of Directors may only be filled by a majority of the remaining members of the Board; and

•	Add new Section 2.9 which contains an advance notice provision for director nominations submitted in connection with a stockholder meeting.

Under the new advance notice provisions of Section 1.11 and 2.9, any stockholder proposal or director nomination submitted in connection with the Company’s 2009 annual meeting of stockholders must be received no earlier than January 23, 2009 and no later than February 22, 2009.

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws filed as Exhibit 3.1 hereto, which is hereby incorporated into this report by reference.

Item 8.01	Other Events.

On November 7, 2008, the Board of Directors of Company created a standing Nominating and Corporate Governance Committee of the Board. The two members of the Committee are: Michael R. Dougherty and Howard H. Pien, each of whom is an “independent” director as defined under the Nasdaq listing standards and will serve on the Committee until the next annual meeting of the stockholders of the Company. The Charter of the Nominating and Corporate Governance Committee is posted on the Company’s website at: www.viropharma.com (under the Investor Relations—Corporate Governance tab).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-Laws of ViroPharma Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

VIROPHARMA INCORPORATED

Date: November 14, 2008	By:	/s/ J. Peter Wolf
	Name:	J. Peter Wolf
	Title:	ViroPharma Incorporated

EXHIBITS

3.1	Amended and Restated By-Laws of ViroPharma Incorporated